                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) NOVEMBER 24, 2006


                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                        77-0226211
--------------------------------------------------------------------------------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-10346
                         -----------------------------
                            (Commission File Number)

      9485 HAVEN AVENUE, SUITE 100
      RANCHO CUCAMONGA, CALIFORNIA                          91730
----------------------------------------       ---------------------------------
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (909( 987-9220


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

CREDIT AND SECURITY AGREEMENT

         On December 1, 2006, EMRISE Corporation (the "Company") and its subsidiaries, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated (collectively, the "Borrowers"), entered into a Credit and Security Agreement with Wells Fargo Bank, N.A. acting through its Wells Fargo Business Credit operating division ("WFBC") providing for a revolving line of credit and term loan.

         The credit facility with WFBC provides for a $5.0 million revolving line of credit that expires on December 1, 2009. If WFBC terminates the credit facility during a default period, or if the Company terminates or reduces the credit facility prior to the maturity date, or if the Company prepays the term loan portion of the facility, the Company will be subject to penalties as follows: if the termination or prepayment occurs during the one year period after the initial funding date, the penalty is equal to 3% of the maximum line amount and/or prepayment amount; if the termination or prepayment occurs during second year after the initial funding date, the penalty is equal to 2% of the maximum line amount and/or prepayment amount; and if the termination or prepayment occurs at any time after the second anniversary of the initial funding date and prior to the maturity date, the penalty is equal to 1% of the maximum line amount and/or prepayment amount . The credit facility is subject to an unused line fee equal to 0.25% per annum, payable monthly based on the average daily unused amount of the line of credit described in the following paragraph. The credit facility is also subject to a minimum monthly interest charge of $8,500 with respect to the revolving line of credit.

         The WFBC credit facility provides a $5,000,000 revolving line of credit secured by accounts receivable, other rights to payment and general intangibles, inventories and equipment. The line of credit is formula-based which generally provides that the outstanding borrowings under the line of credit may not exceed an aggregate of 85% of eligible accounts receivable plus 10% of the value of eligible finished goods inventory. Interest is payable monthly. The interest rate is variable and is adjusted monthly based on the prime rate plus 1%.

         The credit facility is subject to various financial covenants on a consolidated basis as follows. The minimum debt service coverage ratio must be greater than 1.20:1.00 on a trailing quarterly basis. "Debt service coverage ratio" is defined as net income after taxes, plus depreciation, plus amortization, plus or minus changes in deferred taxes, minus capital expenditures and minus any dividends or distributions, divided by the current maturities of long-term debt paid or scheduled to be paid plus any payments on subordinated debt. The credit facility also requires that the Company maintain a minimum book net worth, determined at the end of each calendar month, in an amount not less than $26,900,000 for the months ended December 31, 2006, January 31, 2007 and February 28, 2007 and of not less than that amount plus 80% of the Company's net income for each calendar quarter ending on or after March 31, 2007 for each calendar month ending March 31, 2007, and each calendar month thereafter. The Company must not incur a net loss of greater than $1,150,000 for 2006 and for each quarterly period occurring after December 31,2006, the Company's net income must not be less than $0 for two consecutive quarters.

         In the event of a default and continuation of a default, Wells Fargo may accelerate the payment of the principal balance requiring the Company to pay the entire indebtedness outstanding on that date. From and after the maturity date of the credit facility, or any earlier date that all principal owing under the credit facility becomes due and payable by acceleration or otherwise, the outstanding principal balance will bear interest until paid in full at an increased rate per annum equal to 3% above the rate of interest in effect from time to time under the credit facility.

         The credit facility also provides for a term loan of $200,000 secured by accounts receivable, other rights to payment and general intangibles, inventories and equipment, amortizable over 36 months at a variable rate equal to the prime rate plus 1%.

REVOLVING NOTE

        In connection with entering into the Credit and Security Agreement with WFBC, the Borrowers executed a Revolving Note dated December 1, 2006 (the "Revolving Note") in the principal amount of $5,000,000. The Revolving Note is governed by the terms of the Credit and Security Agreement.

TERM NOTE

        In connection with entering into the Credit and Security Agreement with WFBC, the Borrowers executed a Term Note dated December 1, 2006 (the "Term Note") in the principal amount of $200,000. The Term Note is governed by the terms of the Credit and Security Agreement.

PATENT AND TRADEMARK SECURITY AGREEMENT - EMRISE CORPORATION

         In connection with entering into the Credit and Security Agreement with WFBC, the Company entered into a Patent and Trademark Security Agreement dated December 1, 2006 (the "EMRISE Security Agreement") with WFBC. Under the EMRISE Security Agreement, the Company irrevocably pledged and assigned to, and granted WFBC a security interest in, the Company's patents and trademarks to secure payment of the indebtedness of Borrowers under the credit facility. Under the terms of the EMRISE Security Agreement, if (i) an event of default, as defined in the Credit and Security Agreement, occurs; or (ii) the Company fails promptly to observe or perform any covenant or agreement contained in the EMRISE Security Agreement; or (iii) any of the representations or warranties made by the Company in the EMRISE Security Agreement proves to have been incorrect in any material respect when made, WFBC may, at its option, take any or all of the following actions: (a) it may exercise any or all remedies available under the Credit and Security Agreement, (b) it may sell, assign, transfer, pledge, encumber or otherwise dispose of the Company's patents and trademarks, and (c) it may enforce the Company's patents and trademarks and any licenses thereunder.

PATENT AND TRADEMARK SECURITY AGREEMENT - RO ASSOCIATES INCORPORATED

         In connection with entering into the Credit and Security Agreement with WFBC, RO Associates Incorporated ("RO") entered into a Patent and Trademark Security Agreement dated December 1, 2006 (the "RO Security Agreement") with WFBC. Under the RO Security Agreement, RO irrevocably pledged and assigned to, and granted WFBC a security interest in, RO's patents and trademarks to secure payment of the indebtedness of Borrowers under the credit facility. Under the terms of the RO Security Agreement, if (i) an event of default, as defined in the Credit and Security Agreement, occurs; or (ii) RO fails promptly to observe or perform any covenant or agreement contained in the RO Security Agreement; or
(iii) any of the representations or warranties made by RO in the RO Security Agreement proves to have been incorrect in any material respect when made, WFBC may, at its option, take any or all of the following actions: (a) it may exercise any or all remedies available under the Credit and Security Agreement,
(b) it may sell, assign, transfer, pledge, encumber or otherwise dispose of RO's patents and trademarks, and (c) it may enforce RO's patents and trademarks and any licenses thereunder.

FORBEARANCE AGREEMENT

         On November 24, 2006, the Company and Wells Fargo Bank, N.A. ("Wells Fargo Bank") entered into a Forbearance Agreement (the "Forbearance Agreement") dated as of November 20, 2006, whereby Wells Fargo Bank agreed not to exercise its rights under a Notice of Default and Demand for Payoff (the "Notice") through December 1, 2006.

         On November 13, 2006, the Company received the Notice from Wells Fargo Bank relating to the Company's $1.5 million credit facility. CXR Larus Corporation and Emrise Electronics Corporation, each of which is a subsidiary of the Company and a guarantor of the Company's obligations under the credit facility, also received a Notice of Default and Demand for Payoff from Wells Fargo Bank relating to the credit facility. The Notice stated that the Company is in default of its obligations under its credit facility due to, among other unspecified things, (i) the Company's failure to deliver to Wells Fargo Bank not later than 10 days after and as of the months ended September 30, 2006 and October 31, 2006, a borrowing base certificate, an aged listing of accounts receivable and accounts payable, and a reconciliation of accounts, and (ii) the Company's failure to deliver to Wells Fargo Bank not later than 30 days after and as of the month ended September 30, 2006, a financial statement of the Company, prepared by the Company, to include a balance sheet, an income statement, and all supporting schedules and footnotes. Wells Fargo Bank declared immediately due and payable all amounts outstanding under the credit facility, which as of November 13, 2006, were stated by Wells Fargo Bank as totaling $1,503,275.30.

         The Forbearance Agreement provides that notwithstanding the defaults under the credit facility, Wells Fargo Bank agrees to forbear through December 1, 2006 from (i) accelerating the maturity of the under the credit facility, and
(ii) enforcing any other remedies under the credit facility. The Company paid Wells Fargo Bank a Forbearance Fee equal to $1,600 in connection with this forbearance. The Forbearance Agreement also provides that the continuing effectiveness of the forbearance is conditioned upon the following: (a) that no additional event of default occur under the terms of the credit facility, (ii) that the Company continues to operate its business as a going concern, (iii) that the Company continues to make the regularly scheduled payments of principal and interest under the credit facility, and (iv) that the Company payoff the credit facility in full by no later than December 1, 2006.

ITEM 8.01 OTHER EVENTS.

         On December 5, 2006, the Company paid off in full its prior credit facility with Wells Fargo Bank.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  None.

         (b) Pro Forma Financial Information.

                  None.

         (c) Exhibits.

                  Number      Description
                  ------      -----------

                  10.1 Forbearance Agreement dated as of November 20, 2006 between the Company and Wells Fargo Bank, N.A.

                  10.2 Credit and Security Agreement dated December 1, 2006 between the Company, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated and Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

                  10.3 Revolving Note dated December 1, 2006 executed by the Company, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

                  10.4 Term Note dated December 1, 2006 executed by the Company, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

                  10.5 Patent and Trademark Security Agreement dated December 1, 2006 between the Company and Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

                  10.6 Patent and Trademark Security Agreement dated December 1, 2006 between RO Associates Incorporated and Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2006                     EMRISE CORPORATION


                                            By: /S/ CARMINE T. OLIVA
                                                --------------------------------
                                                Carmine T. Oliva
                                                Chief Executive Officer

                         EXHIBITS FILED WITH THE REPORT



Number         Description
------         -----------

10.1 Forbearance Agreement dated as of November 20, 2006 between the Company and Wells Fargo Bank, N.A.

10.2 Credit and Security Agreement dated December 1, 2006 between the Company, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated and Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

10.3 Revolving Note dated December 1, 2006 executed by the Company, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

10.4 Term Note dated December 1, 2006 executed by the Company, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

10.5 Patent and Trademark Security Agreement dated December 1, 2006 between the Company and Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division

10.6 Patent and Trademark Security Agreement dated December 1, 2006 between RO Associates Incorporated and Wells Fargo Bank, N.A. through its Wells Fargo Business Credit operating division